Exhibit 32

                               RONSON CORPORATION
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Ronson Corporation (the "Company"), certifies that:

         (1) the Quarterly Report on Form 10-Q/A of the Company for the quarterly period ended March 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78 o(d)); and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   December 22, 2009                   /s/ Louis V. Aronson II
                                            ------------------------
                                            Louis V. Aronson II
                                            President & Chief Executive Officer

Date:   December 22, 2009                   /s/ Daryl K. Holcomb
                                            ------------------------
                                            Daryl K. Holcomb
                                            Chief Financial Officer